                       CONTENTS OF REGISTRATION STATEMENT

         This registration statement comprises the following documents:

                The facing sheet.
                The Prospectus.
                The Undertaking to file reports.
                The signatures.
                Written consents of the following persons:
                         Ernst & Young LLP
                         (included in Exhibit 99.C2)
                         Carter Ledyard & Milburn LLP
                         (included in Exhibits 99.2 and 99.C1)

         The following exhibits:

Certain of the following exhibits, as indicated parenthetically, were previously filed as exhibits to other reports or registration statements filed by UBS
Financial Services Inc. under the Securities Act of 1933, the Securities
Exchange Act of 1934 or the Investment Company Act of 1940, respectively, and are incorporated herein by reference to such reports.

                1. Ex.-99.A1 - Standard Terms and Conditions of Trust dated as of July 1, 1998 between UBS Financial Services Inc.,
                   Depositor and Investors Bank & Trust Company, as Trustee
                   (incorporated by reference to Exhibit 2 in File No. 333-55697 filed on July 29, 1998, amended in Exhibit 9 in File No.
                   333-87820 filed on June 25, 2002 and Exhibit 8 in File No.
                   333-101833 filed on January 23, 2003).

                2. Ex.-99.A2 - Copy of Trust Indenture and Agreement between UBS
                   Financial Services Inc., Depositor, and Investors Bank &
                   Trust Company, as Trustee (incorporating by reference
                   Standard Terms and Conditions of Trust, as amended, dated as of July 1, 1998 filed on July 29, 1998, amended on June 25,
                   2002 and January 23, 2003).

                3. Ex.-99.A5 - Form of Certificate of Ownership (included in
                   Standard Terms and Conditions of Trust referenced above).

                4. Ex. -99.A6 - Restated Certificate of Incorporation of UBS
                   Financial Services Inc. dated May 15, 2003 (incorporated
                   herein by reference to Exhibit No. 4 to Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-106185)
                   filed on June 19, 2003.)

                5. Ex.-99.A6 - By-Laws of UBS Financial Services Inc., as
                   amended, dated June 10, 1991 and still in effect
                   (incorporated by reference to Exhibit 1.8

                   to the Registration Statement on Form S-6 for the Municipal
                   Investment Trust Fund, Monthly Payment Series 573 Defined
                   Assets Funds (Reg. No. 333-08241) filed on July 7, 1996).

                6. Ex.-99.2 - Opinion of Counsel as to legality of securities being registered and consent of Counsel.

                7. Ex.-99.C3 - Powers of Attorney, dated March 8, 2006,
                   incorporated herein by reference to Ex. 24 to the
                   Registration Statement on Form S-6 for UBS Equity Opportunity
                   Trust, Special Situations Series 12, File No. 333-132457.

                8. Ex.-99.C2 - Consent of Ernst & Young LLP, Independent
                   Registered Public Accounting Firm.

                9. Ex.-99.A11 - Code of Ethics of UBS Financial Services Inc.
                   Unit Trusts dated December 7, 2005 (incorporated herein by reference to Exhibit No. 9 to Amendment No. 1 to the
                   Registration Statement on Form S-6 (File No. 333-12948) filed on December 8, 2005.)

                              FINANCIAL STATEMENTS
                              --------------------

1. Statement of Net Assets of the Trust as shown in the current Prospectus for this series.

2. Financial Statements of the Depositor.

UBS Financial Services Inc. - Financial Statements incorporated by reference to the Sponsor's most recent Form 6-K containing Financial Statements (File No.
1-15060), filed on October 31, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant, Equity Opportunity Trust, Dividend Income Value Strategy Series
2006H, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New
York and State of New York on the 19th day of December, 2006.

            ALTERNATIVE FORM OF SIGNATURES FOR FILINGS UNDER RULE 487
            ---------------------------------------------------------

      The registrant, Equity Opportunity Trust, Dividend Income Value Strategy
Series 2006H hereby identifies Equity Opportunity Trust, Growth Stock Series 15 and 16, ABCs Trust Series 1 and Series 4, UBS Pathfinders Trust, Treasury &
Growth Stock Series 29 and Value Select Ten Series 2001C for purposes of the representations required by Rule 487 and represents the following:

      1) That the portfolio securities deposited in the series as to the securities of which this registration statement is being filed do not differ materially in type or quality from those deposited in such previous series;

      2) That, except to the extent necessary to identify the specific portfolio securities deposited in, and to provide essential financial information for, the series with respect to the securities of which this registration statement is being filed, this registration statement does not contain disclosures that differ in any material respect from those contained in the registration statement for such previous series as to which the effective date was determined by the Commission or the staff; and

      3) That it has complied with rule 460 under the Securities Act of 1933.

SIGNATURE

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of December, 2006.

                                               EQUITY OPPORTUNITY TRUST,
                                               DIVIDEND INCOME VALUE  STRATEGY
                                               SERIES 2006H
                                               (Registrant)
                                               By: UBS Financial Services Inc.
                                               (Depositor)

                                               /s/ Richard Stewart
                                               --------------------
                                               Richard Stewart
                                               Director

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of UBS Financial
Services Inc. the Depositor by the following persons who constitute a majority its Board of Directors in the following capacities and in the City of New York, and State of New York, on this 19th day of December, 2006.

UBS FINANCIAL SERVICES INC.
Name                                                            Office
----                                                            ------

Marten S. Hoekstra                                  Chairman, President and Chief Executive Officer, UBS
                                                    Financial Services Inc. *

Robert J. Chersi                                    Managing Director, Treasurer, Chief Financial  Officer
                                                    and Assistant Secretary, UBS Financial Services Inc. *

Diane Frimmel                                       Managing Director, UBS Financial Services Inc. *

Michael A. Weisberg                                 Managing Director, UBS Financial Services Inc.

David Lawrence Zoll                                 Managing Director, UBS Financial Services Inc. *

                                                     By:
                                                        /s/ Richard Stewart
                                                        -------------------
                                                        Richard Stewart
                                                        Attorney-in-fact*

----------------

* Executed copies of the Power of Attorney have been previously filed as Ex. 24 to the Registration Statement on Form S-6, File No. 333-132457.

                                  EXHIBIT INDEX

                  1.       Ex.-99.A1 - Standard Terms and Conditions of Trust
                           dated as of July 1, 1998 between UBS Financial
                           Services Inc. (formerly: UBS PaineWebber Inc.),
                           Depositor and Investors Bank & Trust Company, as
                           Trustee (incorporated by reference to Exhibit 2 in
                           File No. 333-55697 filed on July 29, 1998, amended in
                           Exhibit 9 in File No. 333-87820 filed on June 25,
                           2002 and Exhibit 8 in File No. 333-101833 filed on
                           January 23, 2003).

                  2.       Ex.-99.A2 - Copy of Trust Indenture and Agreement
                           between UBS Financial Services Inc., Depositor, and
                           Investors Bank & Trust Company, as Trustee
                           (incorporating by reference Standard Terms and
                           Conditions of Trust dated as of July 1, 1998 filed on
                           July 29, 1998, amended on June 25, 2002 and January
                           23, 2003).

                  3.       Ex.-99.A5 - Form of Certificate of Ownership
                           (included in Standard Terms and Conditions of Trust
                           referenced above).

                  4.       Ex. -99.A6 - Restated Certificate of Incorporation of
                           UBS Financial Services Inc. dated May 15, 2003
                           (incorporated herein by reference to Exhibit No. 4 to
                           Amendment No. 1 to the Registration Statement on Form
                           S-6 (File No. 333-106185) filed on June 19, 2003.)

                  5.       Ex.-99.A6 - By-Laws of UBS Financial Services Inc.
                           (formerly: UBS PaineWebber Inc.), as amended, dated
                           June 10, 1991 and still in effect (incorporated by
                           reference to Exhibit 1.8 to the Registration
                           Statement on Form S-6 for the Municipal Investment
                           Trust Fund, Monthly Payment Series 573 Defined Assets
                           Funds (Reg. No. 333-08241), filed on July 7, 1996).

                  6.       Ex.-99.2 - Opinion of Counsel as to legality of
                           securities being registered and consent of Counsel.

                  7.       Ex.-99.C3 - Powers of Attorney, dated March 8, 2006,
                           incorporated herein by reference to Ex. 24 to the
                           Registration Statement on Form S-6 for UBS Equity
                           Opportunity Trust, Special Situations Series 12, File
                           No. 333-132457.

                  8.       Ex.-99.C2 - Consent of Ernst & Young LLP, Independent
                           Registered Public Accounting Firm.

                  9.       Ex.-99.A11 - Code of Ethics of UBS Financial Services
                           Inc. Unit Trusts dated December 7, 2005 (incorporated
                           herein by reference to Exhibit No. 9 to Amendment No.
                           1 to the Registration Statement on Form S-6 (File No.
                           333-12948) filed on December 8, 2005.)

                                                                   Exhibit 99.A2

                            EQUITY OPPORTUNITY TRUST,
                   DIVIDEND INCOME VALUE STRATEGY SERIES 2006H

                          TRUST INDENTURE AND AGREEMENT

                          Dated as of December 19, 2006

                                  Incorporating

               Standard Terms and Conditions of Trust, as amended,
                            Dated as of July 1, 1998,

                                     Between

                          UBS FINANCIAL SERVICES INC.,
                                  as Depositor

                                       and

                         INVESTORS BANK & TRUST COMPANY
                                   as Trustee

                  THIS TRUST INDENTURE AND AGREEMENT dated as of December 19,
2006 between UBS Financial Services Inc., as Depositor and Investors Bank &
Trust Company, as Trustee, which sets forth certain of its provisions in full and incorporates other of its provisions by reference to a document entitled
"Standard Terms and Conditions of Trust" dated as of July 1, 1998, as amended, among the parties hereto (hereinafter called the "Standard Terms"), such provisions as are set forth in full and such provisions as are incorporated by reference constituting a single instrument.

                         W I T N E S S E T H  T H A T:

                  WHEREAS, the parties hereto have heretofore or concurrently herewith entered into the Standard Terms in order to facilitate creation of a series of securities issued under a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended, and the laws of the State of New York, each of which series will be composed of redeemable securities representing undivided interests in a trust fund composed of publicly traded common or preferred stocks issued by domestic or foreign companies, and, in certain cases, interest-bearing United States Treasury Obligations ("Treasury
Obligations"); and

                  WHEREAS, the parties hereto desire to reflect the corporate name change effective June 9, 2003 whereby the name "UBS PaineWebber Inc." was changed to "UBS Financial Services Inc.";

                  WHEREAS, the parties now desire to create Dividend Income
Value Strategy Series 2006H of the aforesaid series;

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                  Section 1. Incorporation of Standard Terms and Conditions of
Trust. Subject to the provisions of Section 2 and 3 of this Trust Indenture and
Agreement set forth below, all of the provisions of the Standard Terms are incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully to all intents and purposes as though said provisions had been set forth in full in this instrument. Unless otherwise stated, section references shall refer to sections in the Standard Terms.

                  Section 2. Corporate Name Change. All references to the name
"UBS PaineWebber Inc." in the Standard Terms shall be deleted and shall be replaced with the name "UBS Financial Services Inc.".

                  Section 3. Specific Terms of this Series. The following terms are hereby agreed to for this series of Equity Opportunity Trust, which series shall be known and designated as "Equity Opportunity Trust, Dividend Income
Value Strategy Series 2006H".

                  A. (1) The aggregate number of Units outstanding on the date hereof for this Series is 1,000,000.

                     (2) The initial fractional undivided interest represented
by each Unit of this series shall be 1/1,000,000th of the Trust Fund. A receipt evidencing the ownership of this total number of Units outstanding on the date hereof is being delivered by the Trustee to the Depositor.

                     (3) The Securities deposited into the Trust on the Initial
Date of Deposit are set forth on
Schedule A hereto.

                  B. The term "Record Date" shall mean January 10, 2007, and monthly thereafter; provided, however, that with respect to a distribution required by Section 2.02(b), the Record Date shall be the last Business Day of the month during which the contract to purchase the Security fails.

                  Record Date shall also include such date or dates determined by the Sponsor and the Trustee as necessary or desirable and in the best interest of the Unitholders for federal or state tax purposes, or for other purposes (hereinafter a "Special Record Date"), which date may replace a regularly scheduled Record Date if such regularly scheduled Record Date is within 30 days of a Special Record Date.

                  C. The term "Distribution Date" shall mean the 15th day
following each Record Date; the Distribution Dates with respect to Income
Account Distributions (the "Income Account Distribution Dates") shall mean
January 25, 2007, and monthly thereafter, and on or after the Mandatory
Termination Date, and shall mean December 25, 2007 and on or after the Mandatory
Termination Date with respect to Capital Account Distributions (the "Capital
Account Distribution Dates"). With respect to a distribution required by Section
2.02(b), the Distribution Date shall be the fifteenth (15) day after the Record
Date with respect thereto.

                  In the event a Special Record Date is declared, "Distribution
Date" shall also include such date as is determined by the Sponsor and the
Trustee to be the Distribution Date in respect of such Special Record Date.

                  D. The Discretionary Liquidation Amount shall be forty per centum (40%) of the aggregate value of the Securities originally deposited on the date hereof and subsequently deposited pursuant to any Supplemental
Indenture pursuant to Section 2.02.

                  E. (1) The Mandatory Termination Date shall be February 29,
2008.

                     (2) Section 9.01(b) of the Standard Terms is hereby amended by deleting the text of such subparagraph in its entirety and substituting the following text in its place:

                     "Unless advised to the contrary by the Sponsor, the Trustee shall sell the Securities held in the Trust within 15 days of the Mandatory
Termination Date, pursuant to instructions from the Sponsor. The Sponsor, in its sole discretion, may direct the Trustee (i) to sell some or all of the
Securities on one date or on a more gradual basis, (ii) to utilize program or block trades, (iii) to sell

the Securities having the greatest amount of capital appreciation first and in a manner to effectuate orderly sales and minimal market impact, or (iv) in any other manner permitted herein. In the event that the Sponsor does not so direct,
Securities shall be sold on a pro rata basis."

                  F. The Trustee's annual compensation as referred to in Section
8.05 shall be $.00170 per Unit computed monthly based on the largest number of
Units outstanding during the preceding month.

                  G. The Sponsor's annual compensation pursuant to Section 7.02 shall be computed as $.00035 per Unit, based on the largest number of Units outstanding in a calendar year.

                  H. The balance in the Income Account below which no
distribution need be made, as referred to in Section 3.04, is 0.1% of NAV. The balance in the Capital Account below which no distribution need be made, as referred to in Section 3.04, is $0.005 per Unit outstanding.

                  I. The calendar year to be specified pursuant to Section 3.05 shall be calendar year 2006, so that the Trustee's first annual report will be furnished to Unitholders within a reasonable period of time following calendar year 2006.

                  J. The Trust hereby elects to qualify as a "grantor trust"
under the Internal Revenue Code of 1986, as amended. The taxable year for this
Trust shall end on December 31.

                  K. The Sponsor's Initial Costs are estimated to be $0.0025 per
Unit.

                  L. The Trust hereby elects to make available a Reinvestment
Plan for this Series.

                  M. Units of this Trust shall not be held in certificated form.

                  N. The Trust may receive Supplemental Deposits and issue
Additional Units in accordance with Section 2.02(c).

                  O. 1. Section 1.01 is hereby amended as follows:

                  The definition of "Distribution Date" contained in Section
1.01 is hereby amended by deleting the definition in its entirety and substituting the following text in its place:

                  "Distribution Date: The date(s) specified as such in the Trust
Indenture which may, if so specified therein, be different for Income Account
Distributions ("Income Account Distribution Dates") and Capital Account
Distribution Dates ("Capital Account Distribution Dates"). If any distribution date does not fall on a Business Day, such distribution date shall be the next
Business Day immediately following such specified distribution date."

                  The definition of "Record Date" contained in Section 1.01 is hereby amended by deleting the definition in its entirety and substituting the following text in its place:

                  "Record Date: The record date for a Capital Account
Distribution and/or an Income Account Distribution, as the case may be, specified as such in the Trust Indenture. Such record dates may be specified as
Capital Account Record Dates or Income Account Record Dates as the case may be.
If any record date does not fall on a Business Day, such record date shall be the Business Day immediately preceding such specified record date."

                  P. Section 3.04(g) is amended by adding the words "the Income
Account or" prior to the words "Capital Account".

                  Q. 1. Section 3.06(a) is hereby amended by deleting the text of Section 3.06(a) in its entirety and substituting the following text in its place:

         "(a) The Sponsor by written notice may direct the Trustee to sell
Securities at such price and time and in such manner as shall be deemed appropriate by the Sponsor if the Sponsor shall have determined that any materially adverse market or credit factors have occurred that, in the opinion of the Sponsor the retention of such Securities would not be in the best interests of the Unitholders. In making such determination, the Sponsor shall be entitled to consider any one or more of the following conditions or events:

                  (1) that there has been a failure to declare or pay
         anticipated dividends or interest;

                  (2) that any materially adverse action or proceeding has been instituted at law or in equity seeking to restrain or enjoin the declaration or payment of dividends or interest on any such Securities or that there exists any other materially adverse legal question or impediment affecting such Securities or the declaration or payment of dividends or interest on the same;

                  (3) that there has occurred any breach of covenant or warranty in any trust indenture or other document relating to the issuer or obligor or guarantor which might materially and adversely affect either immediately or contingently the declaration or payment of dividends or interest on such Securities;

                  (4) that there has been a default in the payment of the
         principal or par or stated value of premium, if any, or income on any other outstanding securities of the issuer or the guarantor of such securities which might materially and adversely, either immediately or contingently, affect the declaration or payment of dividends or interest on the Securities;

                  (5) that a decline in price of the Securities has occurred;

                  (6) that the sale of such Securities is desirable in order to maintain the qualification of the Trust Fund as a "Regulated Investment
         Company" in the case of a trust which has elected to qualify as such;

                  (7) that there has been a decrease in the Sponsor's internal rating of the Security; or

                  (8) that there has been a happening of events which, in the opinion of the Sponsor, negatively affects the economic fundamentals of the issuer of the Security or the industry of which it is a part.

         (b) The Sponsor may by written notice direct the Trustee to sell or tender for cash Securities at such price and time and in such manner as shall be deemed appropriate by the Sponsor if the Sponsor shall have determined that a public tender offer has been made for a security, or a merger or acquisition has been announced affecting a security, that in the opinion of the Sponsor, the sale or tender of such Securities is in the best interest of the Unitholders.

         2. Section 3.06 is further amended by re-lettering the existing paragraphs (b) and (c) to become (c) and (d), respectively.

                  R. The Units of this Trust shall be subject to a Deferred
Sales Charge in an amount, and that shall be paid in the manner, as set forth below and in the Prospectus. Commencing in the seventh (7th) month (June, 2007)
and continuing through the twelfth (12th) month (November, 2007) of the Trust's
15-month life, the Deferred Sales Charge per 1,000 Units shall be $15.00 for such period.

                  S. For purposes of this Trust, the In-Kind Distribution Amount shall be $500,000, and the Sponsor shall direct whether an In-Kind Distribution shall be made.

                  T. The Rollover Notification Date shall be February 13, 2008.
If, however, such specified date does not fall on a Business Day, such specified date shall be the next Business Day immediately following such specified date.

                  U. The Special Redemption Rollover Date shall be February 14,
2008. If, however, such specified date does not fall on a Business Day, such specified date shall be the next Business Day immediately following such specified date.

                  V. The Special Liquidation Period shall be February 13, 2008 through February 20, 2008. If, however, one or more of such specified dates does not fall on a Business Day, such specified date(s) shall be the next Business
Day immediately following such specified date(s).

                  W. Section 5.01(a)(Y)(iii) is amended to add the phrase "and
C&D Fees" following "Initial Costs".

                  X. Section 5.02 (b)(1) is amended to add the phrase "and C&D
Fees" following "Initial Costs".

                  Y. Section 5.02 (b) is amended to add the phrase "and C&D
Fees" following "Initial Costs".

                  Z. Section 10.02 of the Standard Terms is hereby amended by adding new subsections 10.02(f) through (i) below, to provide for the deduction and payment of the Creation and

Development Fee described in the Prospectus (the "C&D Fee"):

         (f) The Sponsor shall be paid the C&D Fee in the manner described below and the payment of the C&D Fee shall be for the account of Unitholders of record at the conclusion of the initial public Offering Period the ("Computation Date")
and shall not be reflected in the computation of Unit Value prior thereto.

         (g) The Sponsor shall submit a written certification to the Trustee stating the Computation Date, the percentage rate of the C&D Fee set forth in the Prospectus (the "Percentage Rate") and the total dollar amount of the C&D
Fee calculated in the manner set forth in subsection (h) immediately below (the
"C&D Certification").

         (h) The Sponsor shall compute the total dollar amount of the C&D Fee by
(a) multiplying the Trust Fund's average daily net asset value per Unit during the period from the Initial Date of Deposit through and including the
Computation Date by (b) the number of Units outstanding on the Computation Date and then (c) multiplying that product by the Percentage Rate.

             (i) Promptly after receipt of the C&D Certification, the Trustee shall pay to the Sponsor, from the assets of the Trust Fund, the C&D Fee specified therein or any lessor amount as may be requested by the Sponsor. If so directed by the Sponsor, and upon receipt of directions to sell those Securities selected by the Sponsor, the Trustee shall sell those Securities having a value, as determined under Section 4.01 of the Standard Terms as of the date of such sale sufficient for the payment of the C&D fee specified in the C&D
Certification and shall distribute the proceeds of such sale to or upon the order of the Sponsor, but only to the extent of such C&D Fee.

         AA. The Trustee's address for notices under Section 10.06 is:

                     Hancock Tower
                     200 Clarendon Street
                     Boston, MA 02116

         BB. This Trust shall be designated as a "Rollover Series".

         IN WITNESS WHEREOF, UBS Financial Services Inc. has caused this Trust
Indenture and Agreement to be executed by one of its Directors and its corporate seal to be hereto affixed and attested by one of its Assistant Secretaries, and
Investors Bank & Trust Company has caused this Trust Indenture to be executed by one of its Authorized Signatories and its corporate seals to be hereto affixed and attested by one of its Authorized Signatories, all as of the date first above written.

                                      UBS FINANCIAL SERVICES INC.
                                       as Depositor and Sponsor

SEAL                                   By ___________________________
                                             Director

Attest:

--------------------------
Secretary

STATE OF NEW YORK     )
              :ss.:
COUNTY OF NEW YORK    )

On this 19th day of December, 2006 before me personally appeared Richard
Stewart, to me known, who being by me duly sworn, said that he is a Director of
UBS Financial Services Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation;
that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                       ------------------------------
                                                Notary Public

SCHEDULE A TO TRUST INDENTURE

EQUITY OPPORTUNITY TRUST
DIVIDEND INCOME VALUE STRATEGY SERIES 2006H

SCHEDULE OF INVESTMENTS

As of Initial Date of Deposit, December 19, 2006

Primary Industry Source and Name of Issuer	Number of Shares	Cost of Securities to Trust(1)(2)(3)
Value S&P Industrial Strategy Stocks (50.00%)
Automobile (3.38%) Genuine Parts Company	710	$33,426.80
Beverages (3.30%) Anheuser-Busch Companies, Inc.	680	32,680.80
Building – Residential/Commercial (3.36%) D.R. Horton, Inc.	1,240	33,244.40
Chemicals (3.35%) Rohm and Haas Company	640	33,171.20
Commercial Services – Finance (3.39%) Paychex, Inc.	830	33,515.40
Consumer Products (3.24%) Kimberly-Clark Corporation	480	32,097.60
Cosmetics & Toiletries (6.67%)
Avon Products, Inc.	1,010	33,451.20
Colgate-Palmolive Company	500	32,595.00
Cruise Lines (3.35%) Carnival Corporation	690	33,168.30
Electric (3.35%) Emerson Electric Co.	780	33,126.60
Foods (6.72%) Sysco Corporation	920	33,359.20
Wm. Wrigley Jr. Company	640	33,158.40
Office Supplies & Forms (3.28%) Avery Dennison Corporation	480	32,457.60
Pharmaceuticals (3.35%) Abbott Laboratories	690	33,208.80
Publishing – Newspapers (3.26%) Gannett Co., Inc.	530	32,351.20

EQUITY OPPORTUNITY TRUST
DIVIDEND INCOME VALUE STRATEGY SERIES 2006H

SCHEDULE OF INVESTMENTS—(Continued)

Primary Industry Source and Name of Issuer	Number of Shares	Cost of Securities to Trust(1)(2)(3)
Value Select Ten Strategy Stocks (50.00%)
Automobile (5.00%) General Motors Corporation	1,690	$49,517.00
Chemicals (5.07%) E.I. du Pont de Nemours and Company	1,030	50,191.90
Diversified Manufacturing Operations (4.99%) General Electric Company	1,300	49,400.00
Financial Institutions/Banks (9.95%)
Citigroup Inc.	890	49,341.60
JPMorgan Chase & Co.	1,020	49,194.60
Pharmaceuticals (10.06%)
Merck & Co. Inc.	1,140	49,966.20
Pfizer Inc.	1,920	49,593.60
Telecommunications (10.00%)
AT&T Inc.	1,390	49,303.30
Verizon Communications Inc.	1,360	49,694.40
Tobacco (4.93%) Altria Group, Inc.	570	48,809.90
TOTAL INVESTMENTS		$990,025.00

(1)	All Securities are represented entirely by contracts to purchase such Securities.

(2)	Valuation of the Securities by the Trustee was made as described in ‘‘Valuation’’ in Part B of this Prospectus as of the close of business on the Business Day prior to the Initial Date of Deposit.

(3)	There was no gain or loss to the Sponsor on the Initial Date of Deposit.